SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                          CURRENT REPORT PURSUANT TO
                          SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                              February 15, 2002
               Date of report (Date of earliest event reported)


                        DYNA GROUP INTERNATIONAL, INC.
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            (Exact Name of Registrant as Specified in its Charter)


                                    Nevada
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                (State or Other Jurisdiction of Incorporation)


         0-17385                                     87-0404753
 ------------------------                 ---------------------------------
 (Commission File Number)                 (IRS Employer Identification No.)


 1661 S. Seguin Street  New Braunfels, Texas            78130
 -------------------------------------------          ----------
   (Address of Principal Executive Offices)           (Zip Code)


                                (830) 620-4400
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             (Registrant's Telephone Number, Including Area Code)

                                  FORM 8-K

 ITEM 2: ACQUISITION OR DISPOSITION OF ASSETS

      On January 28, 2002 the Board of Directors of Dyna Group International, Inc. (the "Company") approved to bid on the acquisition of FORT Incorporated/FORT USA, a manufacturer of pewter gifts and souvenirs.
 The Providence County Superior Court of the State of Rhode Island during the receivership process granted Great American Products, a wholly owned subsidiary of the Company, clear of all liens and free title, interest to all assets belonging to Fort Incorporated located at 54 Taylor Drive, East Providence, Rhode Island 02916. The purchase price for Fort Inc. was (One million two hundred and fifty thousand dollars ($1,250,000).

       The acquired assets of Fort Inc. will be used for manufacturing at the Great American Products facility in the New Braunfels, Texas. Some assets will be sold or auctioned on location at Fort Inc in Providence, Rhode Island.



 ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)  Exhibits.

      99.1 Press Release dated February 8, 2002, from Great American Products announcing the acquisition for Fort USA.


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Dyna Group International, Inc.


 Date:   February 15, 2002        By: /s/ Roger R. Tuttle
                                  -----------------------
                                  Roger R. Tuttle, CEO